UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  FORM 8-K/A-2

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: ________________
              (Date of Earliest Event Reported) September 19, 2005

                           CYBER DEFENSE SYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)

            Florida                      333-46424               55-0876130
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                             Identification No.)

      10901 Roosevelt Boulevard, Suite 100-D, St. Petersburg, Florida 33716
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (727) 577-0873

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The Registrant, by this Form 8-K/A-2 amends the Form 8-K/A filed on December 7, 2005 including changes to the Techsphere International Inc. audited financial statements and the audited notes thereto as contained in exhibit 99.1. The remaining information in this Form 8-K/A-2 has not been changed or updated to reflect any changes in information that may have occurred to which this Form 8-K/A-2 relates.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

As previously reported by Cyber Defense Systems, Inc. (the "Company") in a report on Form 8-K dated September 19, 2005 and filed with the Securities and Exchange Commission on September 22, 2005, the Company consummated the acquisition of Techsphere Systems International, Inc. ("TSI") pursuant to a plan of reorganization and agreement of merger, dated as of September 19, 2005 among Cyber Acquisition Sub, Inc., an Oklahoma corporation ("Sub"), TSI, the Company, and the persons listed on Exhibit 3.2(a) thereto, constituting all of the holders of the issued and outstanding capital stock of TSI (the "Agreement").

Item 8.01 of such Form 8-K is hereby incorporated by reference into this Item
2.01 of this amended report. The financial statements of TSI and the pro forma financial information of the Company required under Item 9.01 of this amended report are filed as Exhibits 99.1 and 99.2, respectively, to this amended report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of business acquired.

The audited and unaudited combined financial statements of TSI are filed as
Exhibit 99.1 to this report and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma financial information for the Company and its subsidiaries is filed as Exhibit 99.2 to this report and incorporated herein by reference.

(d)    Exhibits

99.1   Combined Financial Statements of TSI
99.2   Pro forma financial information for the Company and subsidiaries

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           CYBER DEFENSE SYSTEMS, INC.


                                           By: /s/ William C. Robinson
                                               ---------------------------------
                                               William C. Robinson
                                               Chairman, Chief Executive Officer

Dated: June 22, 2006